EXHIBIT 99.1
                                 ------------

              Computational Materials filed on October 31, 2005.



                                      6



INDX2005 AR27  4A1


               -------------------------------------------------------------------------------------
                  Price      15 CPB       20 CPB      25 CPB      30 CPB      35 CPB       40 CPB
                              Yield        Yield       Yield       Yield       Yield        Yield
               ======================================================================================
               99-27 4/8        5.5830       5.5710      5.5580      5.5430      5.5260       5.5070
               99-28 4/8        5.5740       5.5610      5.5460      5.5280      5.5090       5.4870
               99-29 4/8        5.5650       5.5500      5.5330      5.5140      5.4920       5.4680
               99-30 4/8        5.5550       5.5390      5.5210      5.4990      5.4750       5.4490
               99-31 4/8        5.5460       5.5280      5.5080      5.4850      5.4590       5.4290
               100-00 4/8       5.5370       5.5180      5.4950      5.4700      5.4420       5.4100
               100-01 4/8       5.5280       5.5070      5.4830      5.4560      5.4250       5.3910
               100-02 4/8       5.5190       5.4960      5.4700      5.4410      5.4080       5.3710
               100-03 4/8       5.5100       5.4860      5.4580      5.4270      5.3910       5.3520
               100-04 4/8       5.5000       5.4750      5.4460      5.4120      5.3750       5.3330
               100-05 4/8       5.4910       5.4640      5.4330      5.3980      5.3580       5.3130
               100-06 4/8       5.4820       5.4530      5.4210      5.3830      5.3410       5.2940
               100-07 4/8       5.4730       5.4430      5.4080      5.3690      5.3240       5.2750
               100-08 4/8       5.4640       5.4320      5.3960      5.3540      5.3080       5.2560
               100-09 4/8       5.4550       5.4210      5.3830      5.3400      5.2910       5.2360
               100-10 4/8       5.4450       5.4110      5.3710      5.3250      5.2740       5.2170
               100-11 4/8       5.4360       5.4000      5.3580      5.3110      5.2580       5.1980

               -------------------------------------------------------------------------------------
               WAL                4.03          3.4        2.88        2.45        2.09          1.8
               --------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

WAC dispersion:

4.001 - 4.500    0.23%

4.501 - 5.000    2.11

5.001 - 5.500   16.43

5.501 - 6.000   41.63

6.001 - 6.500   26.49

6.501 - 7.000    9.27

7.001 - 7.500    2.82

7.501 - 8.000    0.75

8.001 - 8.500    0.15

8.501 - 9.000    0.06

9.001 - 9.500    0.05

******************************************************************************

Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and



10/28/2005
it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.

******************************************************************************

Goldman Sachs                                          INDX 05 AR27 COLL
==============================================================================


---------------------------------------
Stats
---------------------------------------
Count: 2282
Schedule Balance: $690,091,214.69
AverageSched Bal: $302,406.32
GrossWAC: 6.006
NetWAC: 5.631
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 4.68
Periodic CAP: 1.56
MAXRATE: 11.71
MINRATE: 2.57
MTR: 59.50
MARGIN: 2.57
OLTV: 73.44
COLTV: 80.61
FICO: 715.590
DTI: 36.858
---------------------------------------


---------------------------------------
Current Rate                    Percent
---------------------------------------
4.001 - 4.500                    0.23
4.501 - 5.000                    2.12
5.001 - 5.500                   16.48
5.501 - 6.000                   41.76
6.001 - 6.500                   26.36
6.501 - 7.000                    9.26
7.001 - 7.500                    2.76
7.501 - 8.000                    0.76
8.001 - 8.500                    0.15
8.501 - 9.000                    0.06
9.001 - 9.500                    0.06
---------------------------------------

Total                          100.00
---------------------------------------


---------------------------------------
Scheduled Balance              Percent
---------------------------------------
0.01 - 50,000.00                 0.03
50,000.01 - 100,000.00           1.08
100,000.01 - 150,000.00          5.60
150,000.01 - 200,000.00         10.03
200,000.01 - 250,000.00         10.75
250,000.01 - 275,000.00          4.91
275,000.01 - 350,000.00         17.88
350,000.01 - 400,000.00          8.38
400,000.01 - 450,000.00          6.09
450,000.01 - 500,000.00          7.94
500,000.01 - 550,000.00          4.96
550,000.01 - 600,000.00          5.36
600,000.01 - 750,000.00          7.06
750,000.01 - 850,000.00          1.93
850,000.01 - 950,000.00          1.96
950,000.01 - 1,000,000.00        3.30
1,000,000.01 - 1,250,000.00      0.52
1,250,000.01 - 1,500,000.00      1.65
1,500,000.01 >=                  0.56
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Original Term                   Percent
---------------------------------------
360                            100.00
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
RemTerm                         Percent
---------------------------------------
349.000                          0.04
350.000                          0.09
351.000                          0.05
352.000                          0.06
353.000                          0.25
354.000                          1.08
355.000                          2.51
356.000                          4.36
357.000                          7.98
358.000                          7.48
359.000                         33.46
360.000                         42.65
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Am WAM                          Percent
---------------------------------------
0.000 - 59.999                  89.66
180.000 - 239.999                0.03
300.000 - 359.999                6.27
360.000 >=                       4.05
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Age                             Percent
---------------------------------------
0                               42.65
1                               33.46
2                                7.48
3                                7.98
4                                4.36
5                                2.51
6                                1.08
7                                0.25
8                                0.06
9                                0.05
10                               0.09
11                               0.04
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
States                          Percent
---------------------------------------
CA                              37.77
FL                               8.56
MD                               5.71
VA                               7.68
NV                               4.79
AZ                               3.57
MI                               2.99
GA                               2.58
IL                               2.98
CO                               2.25
Other                           21.11
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Original LTV                    Percent
---------------------------------------
0.001 - 50.000                   5.13
50.001 - 60.000                  8.09
60.001 - 70.000                 17.18
70.001 - 75.000                  9.30
75.001 - 80.000                 56.11
80.001 - 85.000                  0.60
85.001 - 90.000                  1.97
90.001 - 95.000                  1.63
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Combined LTV                    Percent
---------------------------------------
0.001 - 50.000                   4.75
50.001 - 60.000                  7.23
60.001 - 70.000                 14.67
70.001 - 75.000                  7.98
75.001 - 80.000                 22.16
80.001 - 85.000                  1.67
85.001 - 90.000                  9.45
90.001 - 95.000                  9.74
95.001 - 100.000                22.34
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
FICO                            Percent
---------------------------------------
0.000 - 19.999                   0.12
620.000 - 639.999                5.00
640.000 - 659.999                5.73
660.000 - 679.999                9.54
680.000 - 699.999               17.57
700.000 - 719.999               16.70
720.000 - 739.999               14.08
740.000 - 759.999               12.76
760.000 - 779.999               10.11
780.000 - 799.999                7.23
800.000 - 819.999                1.15
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
PMI                             Percent
---------------------------------------
GEMICO - GE MORTGAGE             0.09
MGIC MORTGAGE INSURANCE          0.39
OLTV <= 80 - NO MI              95.81
PMI-PRIMARY MORTGAGE             1.30
  INSURANCE
RADIAN                           1.36
RMIC - REPUBLIC MORTGAGE         0.85
TRIAD MORTGAGE INSURANCE         0.07
UGRIC - UNITED GUARANTY          0.14
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Occupancy Code                  Percent
---------------------------------------
NON OWNER                        8.42
OWNER OCCUPIED                  87.77
SECOND HOME                      3.82
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Property Type                   Percent
---------------------------------------
2-4 FAMILY                       4.33
CONDO                            8.40
CO-OP                            0.04
PUD                             24.56
SINGLE FAMILY                   61.43
TOWNHOUSE                        1.25
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Purpose                         Percent
---------------------------------------
CASHOUT REFI                    31.04
PURCHASE                        53.58
RATE/TERM REFI                  15.37
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Documentation Type              Percent
---------------------------------------
FAST FORWARD                     0.10
FULL DOC                        26.69
LIMITED DOC                      0.01
NO DOC                           7.26
NO INCOME NO ASSET               7.20
NO RATIO                         9.17
STATED INCOME                   49.56
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Interest Only                   Percent
---------------------------------------
N                               10.34
Y                               89.66
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Interest Only Term              Percent
---------------------------------------
0.000                           10.34
36.000                          13.26
60.000                          58.94
84.000                          14.83
120.000                          2.62
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Silent                          Percent
---------------------------------------
N                               58.00
Y                               42.00
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Prepay Flag                     Percent
---------------------------------------
N                               76.81
Y                               23.19
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Prepay Term                     Percent
---------------------------------------
0                               76.81
12                               2.56
24                               0.97
36                              19.62
60                               0.04
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
DTI                             Percent
---------------------------------------
<= 0.000                        23.63
0.001 - 10.000                   0.39
10.001 - 20.000                  1.92
20.001 - 30.000                 10.23
30.001 - 40.000                 34.84
40.001 - 50.000                 27.64
50.001 - 60.000                  1.20
60.001 - 70.000                  0.15
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Conforming                      Percent
---------------------------------------
CONFORMING                      55.54
NON CONFORMING                  44.46
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Arm Index                       Percent
---------------------------------------
1 YEAR LIBOR                    12.62
1 YEAR TREASURY                 34.88
6 MONTH LIBOR                   52.51
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Margins                         Percent
---------------------------------------
2.001 - 2.500                   40.30
2.501 - 3.000                   57.77
3.001 - 3.500                    1.09
3.501 - 4.000                    0.32
4.001 - 4.500                    0.02
4.501 - 5.000                    0.46
5.001 - 5.500                    0.03
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
First Adjustment Cap            Percent
---------------------------------------
1.000                            0.08
2.000                            5.22
3.000                           12.45
4.625                            0.07
5.000                           73.62
6.000                            8.56
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Periodic Cap                    Percent
---------------------------------------
1.000                           43.59
2.000                           56.41
---------------------------------------

Total:                         100.00
---------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumption regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                            Oct 24, 2005  16:36                    Page 1 of 2

Goldman Sachs                                          INDX 05 AR27 COLL
==============================================================================


---------------------------------------
Max Rate                        Percent
---------------------------------------
8.001 - 8.500                    0.03
8.501 - 9.000                    0.11
9.001 - 9.500                    0.18
9.501 - 10.000                   1.48
10.001 - 10.500                  5.65
10.501 - 11.000                 12.36
11.001 - 11.500                 17.04
11.501 - 12.000                 33.05
12.001 - 12.500                 21.25
12.501 - 13.000                  6.24
13.001 - 13.500                  1.74
13.501 - 14.000                  0.62
14.001 - 14.500                  0.13
14.501 - 15.000                  0.06
15.001 >=                        0.06
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Floor Rate                      Percent
---------------------------------------
2.001 - 2.500                   40.30
2.501 - 3.000                   57.77
3.001 - 3.500                    1.09
3.501 - 4.000                    0.32
4.001 - 4.500                    0.02
4.501 - 5.000                    0.46
5.001 - 5.500                    0.03
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Months To Roll                  Percent
---------------------------------------
25                               0.04
26                               0.03
27                               0.05
29                               0.06
30                               0.18
31                               0.40
32                               0.69
33                               0.97
34                               0.90
35                               3.56
36                               7.05
37                               1.11
50                               0.06
52                               0.06
53                               0.19
54                               0.84
55                               1.68
56                               3.25
57                               6.12
58                               5.85
59                              24.05
60                              23.25
61                               2.08
78                               0.05
79                               0.42
80                               0.41
81                               0.93
82                               0.68
83                               5.82
84                               8.41
85                               0.79
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Number of Units                 Percent
---------------------------------------
1                               95.61
2                                2.51
3                                1.06
4                                0.82
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Product Type                    Percent
---------------------------------------
3 YEAR ARM                      15.02
5 YEAR ARM                      67.47
7 YEAR ARM                      17.51
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Self Employment                 Percent
---------------------------------------
Flag
N                               81.54
Y                               18.46
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Originator                      Percent
---------------------------------------
INDYMAC                        100.00
---------------------------------------

Total:                         100.00
---------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumption regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                            Oct 24, 2005  16:36                    Page 2 of 2

******************************************************************************
Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.

******************************************************************************

Goldman Sachs                                          INDX 05 AR27 COLL
==============================================================================


---------------------------------------
Stats
---------------------------------------
Count: 322
Schedule Balance: $175,427,530.53
AverageSched Bal: $544,806.00
GrossWAC: 6.074
NetWAC: 5.699
OTERM: 360
RTERM: 359
ATERM: 359
AGE: 1
First CAP: 4.78
Periodic CAP: 1.69
MAXRATE: 11.78
MINRATE: 2.54
MTR: 59.21
MARGIN: 2.54
OLTV: 74.30
COLTV: 80.27
FICO: 711.872
DTI: 37.209
---------------------------------------


---------------------------------------
Current Rate                    Percent
---------------------------------------
4.501 - 5.000                    2.08
5.001 - 5.500                   12.99
5.501 - 6.000                   43.29
6.001 - 6.500                   24.54
6.501 - 7.000                   10.25
7.001 - 7.500                    5.40
7.501 - 8.000                    1.14
8.001 - 8.500                    0.30
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Scheduled Balance               Percent
---------------------------------------
350,000.01 - 400,000.00         11.60
400,000.01 - 450,000.00         13.68
450,000.01 - 500,000.00         18.41
500,000.01 - 550,000.00         11.40
550,000.01 - 600,000.00         10.90
600,000.01 - 750,000.00         13.04
750,000.01 - 850,000.00          4.89
850,000.01 - 950,000.00          4.60
950,000.01 - 1,000,000.00        8.44
1,000,000.01 - 1,250,000.00      1.33
1,250,000.01 - 1,500,000.00      0.73
1,500,000.01 >=                  0.99
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Original Term                   Percent
---------------------------------------
360                            100.00
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
RemTerm                         Percent
---------------------------------------
354.000                          0.62
355.000                          0.53
356.000                          0.26
357.000                          2.49
358.000                         11.13
359.000                         47.14
360.000                         37.83
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Am WAM                          Percent
---------------------------------------
0.000 - 59.999                  86.30
300.000 - 359.999                9.17
360.000 >=                       4.54
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Age                             Percent
---------------------------------------
0                               37.83
1                               47.14
2                               11.13
3                                2.49
4                                0.26
5                                0.53
6                                0.62
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
States                          Percent
---------------------------------------
CA                              47.98
VA                              10.20
MD                               4.54
NV                               4.68
AZ                               3.86
FL                               4.33
NY                               4.07
MA                               3.68
IL                               2.48
GA                               1.69
Other                           12.49
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Original LTV                    Percent
---------------------------------------
0.001 - 50.000                   1.79
50.001 - 60.000                  8.14
60.001 - 70.000                 17.42
70.001 - 75.000                 13.88
75.001 - 80.000                 56.47
80.001 - 85.000                  0.51
85.001 - 90.000                  1.08
90.001 - 95.000                  0.71
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Combined LTV                    Percent
---------------------------------------
0.001 - 50.000                   1.58
50.001 - 60.000                  6.19
60.001 - 70.000                 14.52
70.001 - 75.000                 12.50
75.001 - 80.000                 29.29
80.001 - 85.000                  2.16
85.001 - 90.000                 10.53
90.001 - 95.000                  8.56
95.001 - 100.000                14.67
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
FICO                            Percent
---------------------------------------
620.000 - 639.999                6.14
640.000 - 659.999                6.22
660.000 - 679.999                9.61
680.000 - 699.999               20.63
700.000 - 719.999               16.57
720.000 - 739.999               13.74
740.000 - 759.999                8.84
760.000 - 779.999                9.33
780.000 - 799.999                8.27
800.000 - 819.999                0.65
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
PMI                            Percent
---------------------------------------
MGIC MORTGAGE INSURANCE          0.28
OLTV <= 80 - NO MI              97.71
PMI-PRIMARY MORTGAGE             0.94
  INSURANCE
RADIAN                           0.84
RMIC - REPUBLIC MORTGAGE         0.22
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Occupancy Code                  Percent
---------------------------------------
NON OWNER                        6.89
OWNER OCCUPIED                  91.39
SECOND HOME                      1.73
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Property Type                   Percent
---------------------------------------
2-4 FAMILY                       3.14
CONDO                            7.53
PUD                             22.53
SINGLE FAMILY                   66.26
TOWNHOUSE                        0.54
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Purpose                         Percent
---------------------------------------
CASHOUT REFI                    29.10
PURCHASE                        55.63
RATE/TERM REFI                  15.27
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Documentation Type              Percent
---------------------------------------
FULL DOC                        28.27
NO DOC                           3.78
NO INCOME NO ASSET               8.43
NO RATIO                        13.06
STATED INCOME                   46.46
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Interest Only                   Percent
---------------------------------------
N                               13.70
Y                               86.30
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Interest Only Term              Percent
---------------------------------------
0.00                            13.70
060.000                         86.09
120.000                          0.21
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Silent                          Percent
---------------------------------------
N                               62.01
Y                               37.99
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Prepay Flag                     Percent
---------------------------------------
N                               76.60
Y                               23.40
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Prepay Term                     Percent
---------------------------------------
0                               76.60
12                               4.10
24                               1.66
36                              17.64
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
DTI                             Percent
---------------------------------------
<= 0.000                        25.27
0.001 - 10.000                   0.45
10.001 - 20.000                  2.65
20.001 - 30.000                  7.61
30.001 - 40.000                 35.64
40.001 - 50.000                 25.56
50.001 - 60.000                  2.56
60.001 - 70.000                  0.25
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Conforming                      Percent
---------------------------------------
NON CONFORMING                 100.00
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Arm Index                       Percent
---------------------------------------
1 YEAR LIBOR                    24.96
1 YEAR TREASURY                 31.02
6 MONTH LIBOR                   44.02
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Margins                         Percent
---------------------------------------
2.001 - 2.500                   48.44
2.501 - 3.000                   47.85
3.001 - 3.500                    2.95
3.501 - 4.000                    0.21
4.501 - 5.000                    0.55
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
First Adjustment Cap            Percent
---------------------------------------
2.000                           10.65
3.000                            0.55
4.625                            0.26
5.000                           77.52
6.000                           11.02
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Periodic Cap                    Percent
---------------------------------------
1.000                           31.50
2.000                           68.50
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Max Rate                        Percent
---------------------------------------
9.501 - 10.000                   2.39
10.001 - 10.500                  5.73
10.501 - 11.000                  7.35
11.001 - 11.500                 14.65
11.501 - 12.000                 38.60
12.001 - 12.500                 19.75
12.501 - 13.000                  7.61
13.001 - 13.500                  3.08
13.501 - 14.000                  0.55
14.001 - 14.500                  0.30
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Floor Rate                      Percent
---------------------------------------
2.001 - 2.500                   48.44
2.501 - 3.000                   47.85
3.001 - 3.500                    2.95
3.501 - 4.000                    0.21
4.501 - 5.000                    0.55
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Months To Roll                 Percent
---------------------------------------
54                               0.62
55                               0.53
56                               0.26
57                               2.49
58                              11.13
59                              47.14
60                              32.69
61                               5.14
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Number of Units                 Percent
---------------------------------------
1                               96.86
2                                1.91
3                                0.37
4                                0.86
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Product Type                    Percent
---------------------------------------
5 YEAR ARM                     100.00
---------------------------------------

Total:                         100.00
---------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumption regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                            Oct 25, 2005  08:30                    Page 1 of 2

Goldman Sachs                                          INDX 05 AR27 COLL
==============================================================================


---------------------------------------
Self Employment Flag            Percent
---------------------------------------
N                               81.04
Y                               18.96
---------------------------------------

Total:                         100.00
---------------------------------------


---------------------------------------
Originator                      Percent
---------------------------------------
INDYMAC                        100.00
---------------------------------------

Total:                         100.00
---------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumption regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                            Oct 25, 2005  08:30                    Page 2 of 2